BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 14, 2019 to the Prospectuses of each Fund, dated January 28, 2019,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The subsection entitled “Details About the Funds — Information about Underlying Funds and ETFs — Description of Underlying Funds — Equity Funds” of each Prospectus is amended to add the following underlying fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Mortgage Portfolio

The investment objective of the BlackRock U.S. Mortgage Portfolio (the “Fund”), a series of Managed Account Series II, is to seek high total return.

The Fund invests primarily in mortgage-related securities. The securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States.

The Fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. government, by various agencies of the U.S. government, by various instrumentalities that have been established or are sponsored by the U.S. government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises.

The Fund may invest in non-agency securities issued by banks and other financial institutions, including non-agency mortgage-related securities. Non-agency securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The Fund may invest a substantial

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Mortgage Portfolio (continued)

portion of its assets in non-agency mortgage-related securities that are rated below investment grade (commonly known as “junk bonds”) or securities determined by Fund management to be of similar quality. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating.

The Fund may also participate in to be announced (“TBA”) transactions and enter into dollar rolls. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA transaction typically are not determined until two days prior to settlement date. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

The Fund may use derivatives, including indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index such as the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Shareholders should retain this Supplement for future reference.

PR2-TA-0619SUP